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                                                                    EXHIBIT 10.2

                                  REVOLVER NOTE

$15,000,000                                                       April 18, 2005

      FOR VALUE RECEIVED, the undersigned PROXYMED, INC., a Florida corporation ("ProxyMed"), PROXYMED LAB SERVICES, LLC, a Delaware limited liability company ("PLS"), PROXYMED TRANSACTION SERVICES, INC., a Delaware corporation ("PTS"), and PLANVISTA CORPORATION, a Delaware corporation ("PlanVista"), PLANVISTA SOLUTIONS, INC., a New York corporation ("PlanVista Solutions"), and NATIONAL NETWORK SERVICES, LLC, a Delaware limited liability company ("NNS" and together with Proxymed, PLS, PMS, PlanVista and PlanVista Solutions collectively the "Borrowers" and each individually, a "Borrower"), promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION ("Bank") at the place and times provided in the Agreement referred to below, the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or the principal amount of all Revolver Loans made by Bank from time to time pursuant to that certain Amended and Restated Loan and Security Agreement dated as of April 15, 2005 (as amended, restated or otherwise modified, the "Agreement") by and between Borrower and Bank. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Agreement.

      The unpaid principal amount of this Revolver Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Agreement and shall bear interest as provided in the Agreement. All payments of principal and interest on this Revolver Note shall be payable to Bank or the holder of this Revolver Note in lawful currency of the United States of America in immediately available funds in the manner and location indicated in the Agreement or wherever else Bank or such holder may specify.

      This Revolver Note is entitled to the benefits of, and evidences Obligations incurred under, the Agreement, to which reference is made for a description of the security for this Revolver Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolver Note and on which such Obligations may be declared to be immediately due and payable.

      This Revolver Note shall be governed, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

      This Revolver Note amends and restates in its entirety that certain $12,500,000 Revolver Note, dated December 4, 2003, executed by the Original Borrowers to the order of Bank.

      Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Agreement) notice of any kind with respect to this Revolver Note.

                            [signatures on next page]

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IN WITNESS WHEREOF, the undersigned has executed this Revolver Note under seal as of the day and year first written above.

                             PROXYMED, INC.

                             By /s/ Gregory J. Eisenhauer
                                --------------------------------------

                             Name: Gregory J. Eisenhauer
                                   -----------------------------------

                             Title: Executive Vice President and CFO
                                    ----------------------------------

                             PROXYMED LAB SERVICES, LLC

                             BY: PROXYMED TRANSACTION SERVICES, INC., ITS
                             SOLE MANAGER

                             By /s/ David Edward Oles
                                --------------------------------------

                             Name: David Edward Oles
                                   -----------------------------------

                             Title: Secretary
                                    ----------------------------------

                             PROXYMED TRANSACTION SERVICES, INC.

                             By /s/ David Edward Oles
                                --------------------------------------

                             Name: David Edward Oles
                                   -----------------------------------

                             Title: Secretary
                                    ----------------------------------

                             PLANVISTA CORPORATION

                             By /s/ Gregory J. Eisenhauer
                                --------------------------------------

                             Name: Gregory J. Eisenhauer
                                   -----------------------------------

                             Title: Chief Financial Officer
                                    ----------------------------------

                             PLANVISTA SOLUTIONS, INC.

                             By /s/ Gregory J. Eisenhauer
                                --------------------------------------

                             Name: Gregory J. Eisenhauer
                                   -----------------------------------

                             Title: Chief Financial Officer
                                    ----------------------------------

                       [signatures continued on next page]

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                             NATIONAL NETWORK SERVICES, LLC

                             BY: PLANVISTA SOLUTIONS, INC., ITS SOLE MANAGER

                             By /s/ Gregory J. Eisenhauer
                                --------------------------------------

                             Name: Gregory J. Eisenhauer
                                   -----------------------------------

                             Title: Chief Financial Officer
                                    ----------------------------------

                                       3